UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2019

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

420 National Business Parkway, Fifth Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CFX	The New York Stock Exchange
5.75% Tangible Equity Units	CFXA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2019, Colfax Corporation (the "Company") held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which three proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 2, 2019.  The final results for each proposal are set forth below.

Proposal 1:  Election of Directors

The Company’s stockholders elected nine directors to the Company’s Board of Directors (the "Board"), to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.  The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstain	Broker non-votes
Mitchell P. Rales	107,238,715	1,654,104	54,734	3,847,858
Matthew L. Trerotola	108,576,037	317,527	53,989	3,847,858
Patrick W. Allender	108,396,746	496,037	54,770	3,847,858
Thomas S. Gayner	59,671,312	49,221,872	54,369	3,847,858
Rhonda L. Jordan	108,282,289	611,992	53,272	3,847,858
A. Clayton Perfall	108,571,439	321,745	54,369	3,847,858
Didier Teirlinck	108,577,196	316,348	54,009	3,847,858
Rajiv Vinnakota	108,232,303	659,669	55,581	3,847,858
Sharon L. Wienbar	108,431,781	462,500	53,272	3,847,858

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
112,044,245	697,832	53,334	—

Proposal 3: Advisory Vote on Executive Compensation

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company's named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
107,584,211	1,293,270	70,072	3,847,858

The next advisory vote on the compensation of the Company's named executive officers will be held at the Company's 2020 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLFAX CORPORATION

Date: May 17, 2019	By:	/s/ Curtis E. Jewell
	Name:	Curtis E. Jewell
	Title:	Vice President, Chief Counsel, Securities & Corporate Secretary